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                                                                  Exhibit 10.2


                                                                 July 13, 2001


     The Management Agreement dated as of January 1, 2001 by and between Forever Enterprises, Inc. and National Cemetery Management Company, is hereby declared void ab initio.



                                     FOREVER ENTERPRISES, INC.


                              By:    /s/ Brent D. Cassity
                                     -----------------------------------------
                                     Brent D. Cassity, Chief Executive Officer



                                     NATIONAL CEMETERY MANAGEMENT COMPANY


                              By:    /s/ Randall K. Sutton
                                     -----------------------------------------
                                     Randall K. Sutton, Vice President